SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


                              August 18, 1995



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



 Colorado                         0-16203               84-1060803
(State of                       Commission           (I.R.S. Employer
Incorporation)                   File No.           Identification No.)



 Suite 3310
 555 17th Street
 Denver, Colorado                                          80202
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (303) 293-9133

ITEM 5.   OTHER EVENTS.

A. Effective August 10, 1995, the Company entered into an agreement with Corporate Relations Group, Inc. ("CRG") for public relations services. A copy of this agreement is attached hereto as Exhibit 99.1. Under the agreement CRG will receive 54,546 shares of the Company's common stock. CRG and another entity, Corporate Holdings, Inc., each received 300,000 options with exercise prices ranging from $5.50 per share to $11.00 per share and with terms ranging from six months to five years.

     In addition, on August 18, 1995, the Company completed the sale of 231,000 shares of the Company's common stock to CRG and its designees for $750,000 with net proceeds to the Company of $675,000 after payment of certain fees. Agreements dated August 15, 1995 relating to the sale are attached hereto as Exhibit 99.2. Under the purchase agreement the Company has committed to register the shares within 30 days or to increase the number of shares to be delivered by 25,000 shares with an increase of an additional 5,000 shares each 30 days thereafter until the expiration of six months after which the Company has agreed to repurchase all shares issued for $750,000 and to deliver a promissory note therefore until payment has been made at 15% per annum from the date funds were received.

B.   On May 22, 1995, the Company was informed by
     LoTayLingKyur, Inc. ("LTLK") that it had assigned a portion of its convertible promissory note from the Company in the original principal amount of $1,250,000 dated November 20, 1992 ("Note") to Bion Environment Technologies, Inc. ("BION"). Thereafter, on June 15, 1995 and on June 16, 1995, Bion and LTLK, respectively, each agreed to convert its portion of the Note to the Company's common stock. Copies of agreements relating to the conversions are attached hereto as Exhibits
     99.3 and 99.4. As a result of the conversion, on July 7, 1995 the Company issued 192,160 shares of restricted common stock to LTLK and on July 26, 1995 the Company issued 178,042 shares of restricted common stock to Bion. Both Bion and LTLK have executed voting agreements in favor of the Company's Chairman/CEO, Aleron H. Larson, Jr. and its President, Roger
     A. Parker, for the shares purchased. The voting agreement of LTLK, dated May 19, 1994, is incorporated by reference from
     Exhibit 28.1 to the Company's Form 8-K dated May 24, 1994.
     The voting agreement of Bion dated June 26, 1995 is included in Exhibit 99.3 attached hereto.

C. On August 3, 1995, the Company entered into an agreement with Miller Financial Group, Inc. ("MFG") whereby MFG was engaged to provide investment banking services to the Company for one year. MFG received compensation of; a) 25,000 shares of the Company's restricted common stock; b) a warrant to purchase 100,000 shares of Delta common stock at $5.50 per share for a period of two years; and c) a warrant to purchase 100,000 shares of Delta common stock at $8.50 per share for a period of three years. A copy of the agreement is attached hereto as
     Exhibit 99.5.

D. On July 20, 1995, the Company sold a warrant to purchase 50,000 shares of the Company's common stock at $6.00 per share for one year to Howard Jenkins. The purchase price of the warrant was $500. A copy of the agreement relating to the sale of the warrant is attached hereto as Exhibit 99.6.

E. On May 9, 1995, the Company entered into related agreements with Frank Leo and Anthony Cappaze whereby each of them were to provide consultation and assistance to the Company related to public relations and investment banking. Each of the above individuals received 5,000 shares of the Company's restricted common stock; warrants to purchase 75,000 shares of the Company's common stock at $6.875 per share for one year; and warrants to purchase 75,000 shares of the Company's common stock at $10.00 per share for four years which warrants were not to vest unless and until the first warrants had been exercised. In addition, the Company agreed to issue an additional 20,000 shares of its restricted common stock to each individual after the exercise of the first set of warrants. Copies of the agreements with Leo and Cappaze are attached as Exhibit 99.7.

     Neither of the above individuals has performed under the agreements. Based upon a recent phone conversation with Mr. Cappaze, the Company is expecting to have the shares and warrants returned. In the event that the shares and warrants are not returned, the Company will seek to cancel the consideration given to these individuals.

F. On August 1, 1995, the Company entered into an employment agreement with David Castaneda for the period commencing August 1, 1995 and ending February 1, 1995 during which Mr. Castaneda is engaged to serve as manager of shareholder relations, broker relations and marketing. A copy of the employment agreement is attached hereto as Exhibit 99.8.

G. Effective June 29, 1995, the Company and LoTayLingKyur, Inc. ("LTLK") entered into an agreement whereby the promissory note ("Note") from Delta to LTLK in the original principal amount of $100,000 was extended to September 1, 1995. As consideration for the extension of the Note, the Company gave an option to LTLK to purchase 50,000 shares of Delta common stock at $6.00 per share until September 1, 1997 or 30 days after registration of the underlying shares, whichever is later. A copy of this agreement is attached hereto as Exhibit
     99.9.  The Note has subsequently been paid in full.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1      Agreement between Corporate Relations Group, Inc. and
          Delta Petroleum Corporation effective August 10, 1995.

99.2      Agreements dated August 15, 1995 between Corporate
          Relations Group, Inc. and Delta Petroleum Corporation to purchase Delta common stock.

99.3      Agreement between Bion Environmental Technologies and
          Delta Petroleum Corporation dated June 26, 1995 and a
          Stock Voting Agreement dated June 26, 1995.

99.4 Agreement between LoTayLingKyur, Inc. and Delta Petroleum Corporation effective June 15, 1995.

99.5 Agreement between Miller Financial Group, Inc. and Delta Petroleum Corporation effective August 3, 1995.

99.6 Agreement relating to the warrant sold to Howard Jenkins effective July 20, 1995.

99.7 Agreements between Frank Leo and Anthony Cappaze effective May 9, 1995.

99.8      Employment agreement with David Castaneda dated August 1,
          1995.

99.9 Agreement dated June 29, 1995 with LoTayLingKyur, Inc. to extend promissory note.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  August 31, 1995     By:    /s/Aleron H. Larson, Jr.
                                  Aleron H. Larson, Jr.
                                  Chairman/C.E.O.


                             INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession. Not applicable.

(3). (i)  Articles of Incorporation and Bylaws. Not Applicable.
(3).(ii)  Bylaws

(4) Instruments defining the rights of security holders, including indentures. Not applicable.

(5)  Opinion: re: Legality.  Not Applicable.

(6)  Opinion: re: Liquidation Preference. Not Applicable.

(7)  Opinion: re: Liquidation Preference.  Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Securities Holders, etc.
     Form 10-Q or quarterly report to security holders. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re Change in Certifing Accountant.
     Not applicable.

(17) Letter re Director Resignation.  Not applicable.

(18) Letter re Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Security
     Holders.  Not Applicable.

(23) Consents of experts and counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(28) Information from reports furnished to state insurance regulatory authorities. Not Applicable.

(99) Additional Exhibits.

99.1      Agreement between Corporate Relations Group, Inc. and
          Delta Petroleum Corporation effective August 10, 1995.

99.2      Agreements dated August 15, 1995 between Corporate
          Relations Group, Inc. and Delta Petroleum Corporation to purchase Delta common stock.

99.3      Agreement between Bion Environmental Technologies and
          Delta Petroleum Corporation dated June 26, 1995 and a
          Stock Voting Agreement dated June 26, 1995.

99.4 Agreement between LoTayLingKyur, Inc. and Delta Petroleum Corporation dated June 15, 1995.

99.5 Agreement between Miller Financial Group, Inc. and Delta Petroleum Corporation effective August 3, 1995.

99.6 Agreement relating to the warrant sold to Howard Jenkins effective July 20, 1995.

99.7 Agreements between Frank Leo and Anthony Cappaze effective May 9, 1995.

99.8      Employment agreement with David Castaneda dated August 1,
          1995.

99.9 Agreement dated June 29, 1995 with LoTayLingKyur, Inc. to extend promissory note.